Exhibit 99.1

Allegion Completes Extension and

Increase of Revolving Credit Facility

DUBLIN (May 20, 2024) – Allegion plc (NYSE: ALLE), a leading global security products and solutions provider, has successfully completed the extension and increase of its existing senior unsecured revolving credit facility.

The new $750 million five-year credit facility is unsecured and has investment grade terms similar to the $500 million facility it replaces. It provides Allegion with commitments for revolving loans – a portion of which may be used for letters of credit and swingline loans. The company’s term loan facility, which had $221.9 million outstanding as of March 31, 2024, remains substantially unchanged and continues to mature on November 18, 2026.

“The new revolving credit facility supports Allegion’s already strong liquidity position and is consistent with the size of our business,” said Mike Wagnes, Allegion senior vice president and chief financial officer.

The new revolving facility, including the letters of credit and swingline loans, may be incurred in U.S. Dollars, Euros and Pounds Sterling. Commitments under the new revolving facility will terminate on May 20, 2029.

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About Allegion

Allegion (NYSE: ALLE) is a global pioneer in seamless access, with leading brands like CISA®, Interflex®, LCN®, Schlage®, SimonsVoss® and Von Duprin®. Focusing on security around the door and adjacent areas, Allegion secures people and assets with a range of solutions for homes, businesses, schools and institutions. Allegion had $3.7 billion in revenue in 2023, and its security products are sold around the world. For more, visit www.allegion.com.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934, including, but not limited to, the company’s liquidity position, and use of borrowings under the amended revolving credit facility, as well as any other statement that does not directly relate to any historical fact. These forward-looking statements generally are identified by the words “believe,” “aim,” “project,” “expect,” “anticipate,” “estimate,” “forecast,” “outlook,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result” or the negative thereof or variations thereon or similar expressions generally intended to identify forward-looking statements. Forward-looking statements may relate to such matters as projections of revenue, margins, expenses, tax rate and provisions, earnings, cash flows, benefit obligations, dividends, share purchases or other financial items; any statements of the plans, strategies and objectives of management for future operations, including those relating to any statements concerning expected development, performance or market share relating to our products and services; any statements regarding future economic conditions or our performance; any statements regarding pending investigations, claims or disputes; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Undue reliance should not be placed on any forward-looking statements, as these statements are based on the company’s currently available information and our current assumptions, expectations and projections about future events. They are subject to future events, risks and uncertainties -many of which are beyond the company’s control -as well as potentially inaccurate assumptions, that could cause actual results to differ materially from those in the forward-looking

NEWS RELEASE

statements. Important factors and other risks that may affect the company’s business or that could cause actual results to differ materially are included in filings the company makes with the Securities and Exchange Commission from time to time, including its Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q and in its other SEC filings. All forward-looking statements in this press release are expressly qualified by such cautionary statements and by reference to the underlying assumptions. The company undertakes no obligation to update these forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Media Contact:

Whitney Moorman – Director, Global Communications

317-810-3241

Whitney.Moorman@allegion.com

Analyst Contacts:

Jobi Coyle – Director, Investor Relations

317-810-3107

Jobi.Coyle@allegion.com

Josh Pokrzywinski – Vice President, Investor Relations

463-210-8595

Joshua.Pokrzywinski@allegion.com

Source: Allegion plc